UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

January 2, 2024

Date of Report (date of earliest event reported)

RAYONIER ADVANCED MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36285	46-4559529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Riverplace Boulevard	Jacksonville	Florida	32207
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 904-357-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RYAM	New York Stock Exchange
Preferred Share Purchase Right	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On January 2, 2024, RYAM Lux SARL a private limited liability company (Société à responsabilité limitée) incorporated under the laws of Luxembourg (the “Lux Borrower”), a wholly owned subsidiary of Rayonier Advanced Materials Inc., a Delaware corporation (“RYAM”), entered into Amendment No. 1 to Term Loan Credit Agreement (the “Amendment”) with RYAM and its other subsidiaries party thereto, the lenders party thereto and Oaktree Fund Administration, LLC, as administrative agent.

The Amendment amends that certain Term Loan Credit Agreement, dated as of July 20, 2023 (the “Term Loan Credit Agreement”), to, among other things, increase the maximum consolidated secured net leverage ratio, as defined in the Term Loan Credit Agreement, that RYAM must maintain through its 2024 fiscal year. Pursuant to the Amendment, RYAM is required to maintain a consolidated secured net leverage ratio of 5.25 to 1.00 for the fourth fiscal quarter of 2023 through the second fiscal quarter of 2024, 5.00 to 1.00 for the third fiscal quarter of 2024, 4.75 to 1.00 for the fourth fiscal quarter of 2024 and 4.50 to 1.00 for each fiscal quarter thereafter. RYAM agreed to pay the lenders under the Term Loan Credit Agreement certain fees in connection with the Amendment.

The above summary of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 8.01.	Other Events

A copy of RYAM’s press release with respect to the transactions described in this Report is attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 to Term Loan Credit Agreement, dated as of January 2, 2024, by and among RYAM Lux SARL, Rayonier Advanced Materials Inc., the other subsidiaries of Rayonier Advanced Materials Inc. party thereto, the lenders party thereto, and Oaktree Fund Administration, LLC, as administrative agent.

99.1	Press release dated January 2, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER ADVANCED MATERIALS INC.

By:	/s/ Richard Colby Slaughter
Richard Colby Slaughter
Senior Vice President, General Counsel and Corporate Secretary

January 3, 2024